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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 5, 2005
                                                          -------------

                       Peoples Ohio Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         OHIO                         0-49619                   31-1795575
------------------------        ---------------------       -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                            Identification No.)

             635 South Market Street Troy, Ohio            45373
          ----------------------------------------       ----------
          (Address of principal executive offices)       (Zip Code)

                                  937.339.5000
               --------------------------------------------------
               Registrant's telephone number, including area code


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K

Item 8.01 Other Events.


The following was contained in a press release issued by Peoples Ohio Financial Corporation on April 5, 2005:


NEWS RELEASE                                        For Further Information
For Immediate Release                               Contact: Linda Daniel
                                                             VP Mktg./Adm.
                                                             (937)-339-5000


                       PEOPLES OHIO FINANCIAL CORPORATION
                         ANNOUNCES SEMI-ANNUAL DIVIDEND


The Board of Directors of Peoples Ohio Financial Corporation, parent company of Peoples Savings Bank (Troy-Piqua-Clayton), declared a $0.065 per share dividend to shareholders of record on April 18, 2005. The Dividend will be payable on April 29, 2005.

This is consistent with the semi-annual dividend declared in October 2004 and represents an increase of 8.3% over the dividend level of the previous fiscal year.

"Peoples Savings Bank continues to focus on providing a high level of service to our customers and value to our shareholders," Ron Scott, President/CEO emphasized. He pointed out that this dividend represents a yield to shareholders of 3.28% (based on the Company's current stock price).

According to Scott, "The Company's dividend program reflects the Board and management's confidence in Peoples strength as a local financial institution."

Peoples Savings Bank has banking centers, ATM locations and trust offices in Troy, Piqua and Clayton. Peoples Ohio Financial Corp. stock is traded over the counter under the symbol "POHF." Sweeney Cartwright & Co. (Contact George Geissbuhler at 1-800-334-7481) and Robert W. Baird, Investments (Contact Bob Lucas at 1-888-223-3296) act as market-makers for the Company's stock.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEOPLES OHIO FINANCIAL CORPORATION



                                            By: /s/ Ronald B. Scott
                                                --------------------------
                                                Ronald B. Scott
                                                President

Date:  April 5, 2005